Exhibit 99.3

Preparing for FSCO’s listing NYSE: FSCO As of September 2022

FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE. FS Credit Opportunities Fund highlights 2 Data as of June 30, 2022, unless otherwise noted. 1. Based on the Fund’s net asset value as of August 31, 2022. The actual dividend yield at listing may be higher or lower based on the then current NAV. The payment of future distributions on FSCO’s common shares is subject to the discretion of FSCO's board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions. 2. Senior secured debt includes fist lien loans, second lien loans and senior secured bonds 3. Includes floating rate assets on a look-through basis within FSCO’s Asset Based Finance investments 4. Duration measures the sensitivity of a fixed income investment’s price to changes in interest rates and is measured in years. A duration of 1.xyrs suggests that a 1% change in interest rates would equate to a 1.x% change in FSCO’s net asset value. $2.1B 8.25%+ 81% 64% 1.25yrs Total assets Targeted annualized distribution rate at listing based on NAV1 Senior secured debt2 Floating rate assets3 Duration4 NYSE: FSCO

FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE. A phased approach to the listing 3 The timing of the listing is subject to market conditions and the satisfaction of other customary conditions. There can be no assurance that the Fund will be able to complete the listing within the expected timeframe, or at all. Designed to help ease downward pressure on FSCO’s market share price shortly after listing An additional 1/3 of all shares available for trading Day of Listing 90 days post-listing 1/3 of all shares available for trading Final 1/3 of all shares available for trading 180 days post-listing Accounts with balances of $15,000 or less will not be subject to the phased liquidity schedule and will have all shares available for trading on the day of the listing

FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE. Understanding a direct listing vs. an IPO 4 FSCO’s direct listing Initial public offering (IPO) Initial trading price Market-driven (supply & demand) Set price prior to listing New shares issued No Yes New capital raised by company No Yes Road shows with new potential investors Yes Yes Following the Listing, certain directors and officers of the Company and its affiliates expect to make commitments to an investment fund that is currently intended to be established to invest from time to time in shares of the Company. The investment fund would be managed by a third party and the Company-related investors would not exercise investment or voting control over the investment fund. The Company does not expect to implement the previously disclosed open-market share repurchase program under Rule 10b5-1 under the Securities Exchange Act of 1934.The information in this Item 7.01 is deemed to have been furnished to, and shall not be deemed to be “filed” with, the U.S. Securities and Exchange Commission.

FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE. What is the purpose of a phased approach to the listing? 5 1. Upon the completion of the listing, FS Investments or its affiliates intend to implement an open-market share repurchase program. Further details will be provided prior to listing. 1 2 3 Address the lessons of prior direct listings Potentially ease the anticipated downward pressure on FSCO’s share price shortly following the listing Minimize selling pressure before share repurchase program begins buying shares1

FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE. Illustrative listing timeline 6 For illustrative purposes only. The timing of the listing is subject to market conditions and the satisfaction of other customary conditions. There can be no assurance that the Fund will be able to complete the listing within the expected timeframe, or at all. Phase 2 shares available for trading Nov 2022 Feb 2023 1/3 of all shares will be available for trading May 2023 Phase 3 shares available for trading Continue to hold in brokerage account or transfer shares to an advisory/fee-based account Shares held by a qualified custodian (i.e., Ameriprise, Cetera, Charles Schwab, LPL, Pershing, NFS, TD Ameritrade, Well Fargo) Shares not held by a qualified custodian (i.e., held by DST, the Fund’s transfer agent) Direct Registration Transaction Advice (DRTA) letter #1 mailed DRTA letter #2 mailed DRTA letter #3 mailed 181 days post-listing Transfer to brokerage account or sell through open market sell order

FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE. Shareholder experience during the phased listing 7 The timing of the listing is subject to market conditions and the satisfaction of other customary conditions. There can be no assurance that the Fund will be able to complete the listing within the expected timeframe, or at all. Shares will be split into three accounts based on the three phases of the listing FSCO shares At listing Account 1 Account 2 Account 3 % of total shares 1/3 1/3 1/3 Statement value Stock price Stock price Stock price Available for trading? Yes No No 90 days Account 1 Account 3 % of total shares 2/3 1/3 Statement value Stock price Stock price Available for trading? Yes No 180 days Account 1 % of total shares 100% Statement value Stock price Available for trading? Yes

FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE. Distributions 8 The timing of the listing is subject to market conditions and the satisfaction of other customary conditions. There can be no assurance that the Fund will be able to complete the listing within the expected timeframe, or at all. FSCO will continue to pay monthly distributions following the listing September November Regular monthly distribution to be paid in early October Amended & restated distribution reinvestment plan goes effective May 2023 Amended & restated Distribution reinvestment plan suspended. All monthly distributions to be paid in cash. FSCO listing October Suspension of distribution reinvestment plan October 3 Account freeze October 17 October distribution payment October 20

FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE. Preparing accounts ahead of the listing 9 What is this? Do I need to take any action? Account freeze On October 17, the Fund will put an account freeze in place in order to operationally prepare for the listing. If you wish to transfer your shares, change the custodian on your account or perform any other maintenance to your account, we advise that you submit all requests to the Fund’s transfer agent by October 10. Please consult with your broker dealer / custodian for any firm-specific requirements. Update bank instructions for distributions The amended and restated distribution reinvestment plan will be suspended for 180 days upon the listing. Distributions will be paid in cash via check or deposited into the account on record. Custodial accounts: No action needed. The cash distribution will be delivered to the account of record. Non-custodial accounts: Complete an FS Account Maintenance form you wish to have distributions deposited to your bank account rather than mailed via check. Resource page at www.fsinvestments.com or www.FSproxy.com Fractional share roundup The Fund will eliminate fractional shares prior to the listing. No. This will be performed on your behalf.

FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE. Questions? 10 For more information, visit FSproxy.com www.fsproxy.com FAQs SEC filings ? Webinar schedule Presentation

FOR ADVISOR USE ONLY. NOT FOR INVESTOR USE. Disclosures 11 FORWARD-LOOKING STATEMENTS Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the listing of the common stock of the Fund on a national securities exchange, the price at which the Fund’s shares of common stock may trade on a national securities exchange, and failure to list the common stock of the Fund on a national securities exchange. Some of these factors are enumerated in the filings the Fund made with the Securities and Exchange Commission (the SEC) and are also contained in the Prospectus. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements. For more information, visit FSproxy.com